Assets held for sale	6 Months Ended
Dec. 31, 2024
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Assets held for sale
Note 12. Assets held for sale

US$’000
S19jPros Carrying value prior held for sale classification	13,278
Impairment expense	(2,582)
Total assets held for sale at 30 September 2024	10,696

S19jPros sold after held for sale classification	(8,129)
Impairment reversal	516
Foreign currency translation difference	(131)
Held for sale amount at 31 December 2024	2,952

As at 30 September 2024, the Group classified 54,080 miners as held for sale, with a total carrying value of $10,696,000. This classification was made in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations, as the miners were no longer in use, were actively marketed for sale, and their sale was deemed highly probable.

No depreciation has been charged on the assets classified as held for sale in line with the requirements of IFRS 5. The carrying value of these assets is the lower of their carrying amount immediately before classification and their fair value less costs to sell.

In October 2024, the Group sold 41,740 miners for total sale proceeds of $8,129,000. Following this transaction, approximately 12,300 S19j Pro miners remained as held for sale.

In November 2024, the Group reassessed the fair value of the remaining miners classified as held for sale, to reflect improved market conditions. In accordance with IFRS 5, the revaluation resulted in a reversal of impairment of $516,000.
The reversal of impairment was recognized in profit or loss during the three months ended 31 December 2024. Refer to note 14 - Impairment of assets.

As disclosed in note 23 - Events after the reporting period, 6,300 of the held for sale S19j Pro miners were sold after 31 December 2024. As at the date of the unaudited interim consolidated financial statements, approximately 6,000 S19j Pro miners remain as held for sale.